UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 11, 2010

IVT Software, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-53437	74-31775186
(Commission File Number)	(IRS Employer Identification No.)

196 North Crest Place Lakewood, NJ	08701
(Address of Principal Executive Offices)	(Zip Code)

732-901-7472
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into A Material Definitive Agreement

On August  11, 2011 (“Closing Date”), IVT Software, Inc., Martin Schwartz, Cl Imaging, Corp. and  ten shareholders (collectively, the “Sellers”)  executed a  Stock Purchase Agreement (the “Agreement”) with Deric Haddad,  (the “Purchaser”),  pursuant to which the Sellers, shareholders of the Company, sold an aggregate of 10,133,335 common shares which represents  75.5% of the issued and outstanding shares of  the Company, to the Purchaser.

The foregoing discussion provides only a brief description of the purchase agreement.  The discussion is qualified in its entirety by the full text of the agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1.

Item 5.01 Changes in Control of Registrant.

Effective as of the close of business on  August 11, 2010,  IVT Software, Inc, (the Company)  Martin Schwartz, Cl Imaging, Corp., and ten shareholders  (collectively, the “Sellers”) and Deric Haddad  (the “Purchaser”) closed the Stock Purchase Agreement dated July 15, 2010  (the “Agreement”).  Pursuant to the Agreement, Deric Haddad purchased 10,133,335 outstanding shares of the Company’s common stock and the Sellers received three hundred seven thousand three hundred nine dollars ($$307,309) for such purchase.  As a result of the Agreement, there was a change in control of the Company, and Deric Haddad acquired controlling interest of the Company from the Sellers.  Deric Haddad   obtained 75.5% beneficial ownership interest in the Company.

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Pursuant to the Agreement, effective as of the close of business on August 11, 2011 Martin Schwartz resigned from the Company’s Board of Directors and from his positions as Chief Executive Officer, President, and Chief Financial Officer respectively.  In addition, Deric Haddad was appointed to the board of directors of the Company.  Moreover, effective as of August 11, 2010 Deric Haddad became Chief Executive Officer and President of the Company, replacing Martin Schwartz as Chief Executive Officer, President and Chief Financial Officer of the Company.

Deric Haddad is currently the  Chief Executive and Chief Operations Officer  of  Haddad-Wylie Industries, LLC (HWI), a Company he founded  in August 2004.  Mr. Haddad has a Bachelors degree in Political Science and a minor in History from San Diego State University.

Item 9.01 Financial Statement and Exhibits.

(c)	Exhibits.

10.1
Common Stock Purchase Agreement by and between IVT Software, Inc.,  and  Martin Schwartz, Cl Imaging, Corp. and ten shareholders (collectively  as Sellers)  and Deric Haddad , as Purchaser dated July 15, 2010 and closed on August 11, 2010.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Extreme Home Staging, Inc.

Date: August 11, 2010	By:	/s/ Deric Haddad
Deric Haddad Chief Executive Officer